EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		May 1, 2005 to May 31, 2005

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$79,063,104
Monthly Profit (Loss):	$(21,958,000)

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Inc.
By:	Lester D. Sears
Its:	Senior Vice President - Finance and
Chief Financial Officer
Signature	/s/Lester D. Sears
Date	June 30, 2005

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		May 1, 2005 to May 31, 2005

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$78,728

Cost of sales	77,853

Gross profit	875

Selling and administrative expenses
Selling expense	3,479
Warehousing and shipping	4,638
Advertising	385
Division administrative expense	905
MIS expense	1,309
Corporate administrative expense	1,232

Total selling and administrative expense	11,948

Restructuring and impairment charge	593
Fixed asset impairment charge	-

Profit / (loss) from operations	(11,666)

Interest expense
Interest expense - outside	6,861
Capitalized interest expense	-
Interest expense - intercompany	607
Interest income	4
Interest income - intercompany	-

Net interest expense	7,464

Other expense
Miscellaneous	341
Royalties - intercompany	3,500
Transaction gain/loss	-

Total other expense	3,841

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	1,668
Miscellaneous	13

Total other income	1,681

Net other expense	2,160

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	(21,290)

Chapter 11 reorganization expenses	1,065

Income taxes (benefit)	(397)

Income (loss) before extraordinary item	(21,958)

Extraordinary item - net of taxes	-

Net income (loss)	$(21,958)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		May 1, 2005 to May 31, 2005

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ 1,3235	Senior Credit Facility	$ 438,208
Short-term investments	-	DIP Credit Agreement	63,190
Accounts receivable, net	151,504	Second Lien Facility	165,000
Total inventories	273,045	Accrued interest payable	1,311
Prepaid & other current assets	15,251	Accounts payable - trade	36,922
Total current assets	441,123	Accounts payable - intercompany	176,054
		Other payables and accrued liabilities	104,758
		Deferred income taxes	-
		Pension and other liabilities	148,469

Total investments & other assets	92,908	Total liabilities not subject to compromise	1,133,912

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	1,000,000
Property, plant and equipment, net	459,084	Deferred financing fees	(3,598)
		Accrued interest payable on Senior Notes	36,313
		Accounts payable	27,563
		Other payables and accrued liabilities	8,232
		Pension and other liabilities	15,474

		Total liabilities subject to compromise	1,083,984

		Total Liabilities	2,217,896

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	(123,757)
		Common stock	711
		Capital Surplus / Treasury Stock	41,122
		Retained earnings (deficit)	(1,032,657)
		Minimum pension liability adjustment	(109,403)
		Other adjustments	(797)
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	(1,224,781)

TOTAL ASSETS	$ 993,115	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 993,115

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		May 1, 2005 to May 31, 2005

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$(21,958)
Equity adjustments	(1,926)
Non-cash items
Depreciation and amortization expense	5,938
Gain/(Loss) on sale of assets	(1,668)
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable	15,160
Decrease / (increase) -- inventories	511
Decrease / (increase) -- other current assets	4,144
Decrease / (increase) -- other noncurrent assets and liabilities	185
Increase / (decrease) -- accounts payable (trade)	(6,981)
Increase / (decrease) -- accounts payable (intercompany)	4,885
Increase / (decrease) -- accrued liabilities	(8,089)
Increase / (decrease) -- accrued interest payable	(923)
Increase / (decrease) -- pension and other liabilities	847
Increase / (decrease) -- deferred federal income tax	-

Total Cash Flows from Operations	$(9,875)

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	(410)
Transfers
Net proceeds from sale of assets	1,852

Total Cash Flows from Investing	$1,442

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement and Sr. Credit Facility	8,801

Total Cash Flows from Financing	$8,801

Beginning Cash Balance	955
Change in Cash	368

Ending Cash Balance	$1,323

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		May 1, 2005 to May 31, 2005

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld

	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred	$26,292,173

Federal

Payroll taxes withheld	4,819,147	573,231	5/3/05
		981,660	5/5/05
		974,151	5/12/05
Employer payroll tax contributions incurred	1,558,447	1,016,647	5/13/05
		1,099,110	5/19/05
		965,324	5/26/05

Total Federal Taxes (1)	$6,377,594	$5,610,123

State and Local

Payroll taxes withheld
Alabama SIT	384,236	386,019	5/13/05
Arkansas SIT	1,572	1,455	5/12/05
California SIT	2,014	2,318	5/18/05
Georgia SIT	87,571	87,440	5/25/05
Illinois SIT	770	479	5/12/05
Indiana SIT	3,738	6,671	5/12/05
Maine SIT	28,706	28,049	5/25/05
Minnesota SIT	1,192	1,192	5/18/05
Missouri SIT	398	394	5/12/05
New York SIT	104,131	103,022	5/18/05
North Carolina SIT	193,949	197,333	5/25/05
Pennsylvania SIT	204	204	5/12/05
Rhode Island SIT	146	185	5/12/05
South Carolina SIT	202,171	168,564	5/26/05
Virginia SIT	5,827	5,562	5/25/05
Delaware Co IN	79	-
Hancock Co IN	154	-
Hamilton Co IN	40	-
Henry Co IN	455	-
Johnson Co. IN	-	-
Madison Co IN	438	-
Marion Co IN	-	-
Washington Co IN	111	-
Randolph Co IN	-	-
Yonkers NY	16	16	5/18/05
Wayne Co IN	-	-
New York City	23,193	22,955	5/18/05
Opelika AL	5,990	-

Total Payroll taxes	1,047,101	1,011,858

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		May 1, 2005 to May 31, 2005

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld

	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

(continued)
Employer payroll tax contributions incurred
Alabama SUTA	84,699	-
Arkansas SUTA	-	-
California SUTA	-	-
Florida SUTA	7,052	-
Georgia SUTA	2,357	-
Illinois SUTA	903	-
Indiana SUTA	442	-
Maine SUTA	6,954	-
Minnesota SUTA	25	-
Missouri SUTA	-	-
Nevada SUTA	2,168	-
New York SUTA	291	-
North Carolina SUTA	199,254	-
Pennsylvania SUTA	-	-
Rhode Island SUTA	-	-
South Carolina SUTA	25,568	-
Texas SUTA	-	-
Virginia SUTA	356	-
Washington SUTA	60	-

Total Employer payroll tax contributions	330,129

Gross taxable amount for sales and use	4,920,893
Sales & Use taxes collected	186,206
Abbeville, Alabama		2,699	5/19/05
Alabama City/County (Greenville & Butler County)		14,076	5/20/05
Alabama Regulation A		12,650	5/20/05
Alabama Sales		4,302	5/20/05
Alabama Use		50,386	5/20/05
Alatax (Abbeville, Opelika, Valley, Chambers Co., Henry Co, Lee Co)		10,956	5/19/05
Florida		20,813	5/20/05
Georgia		8,610	5/20/05
Indiana (Middletown)		2	5/19/05
Nevada		103	5/26/05
New York		16,028	5/19/05
North Carolina		25,400	5/10/05
North Carolina		717	5/25/05
South Carolina		19,328	5/20/05
Virginia Use		130	5/19/05
Washington Use		6	5/23/05

Total Sales & Use taxes paid		186,206
Property taxes		40,234
Other taxes		74,865

Total State and Local (1)	6,484,329	1,313,163

Total Taxes	$ 12,861,923	$6,923,286

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		May 1, 2005 to May 31, 2005

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	3993 Howard Hughes Parkway, Suite 250, Las Vegas, NV 89109
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$2,047,765
Monthly Profit (Loss):	$3,054,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Inc. I
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	June 30, 2005

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		May 1, 2005 to May 31, 2005

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$3,495

Cost of sales	2,426

Gross profit	1,069

Selling and administrative expenses
Selling expense	4
Warehousing and shipping	140
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	230

Total selling and administrative expense	374

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	695

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	1
Interest income - intercompany	671

Net interest expense	(672)

Other expense
Miscellaneous	-
Royalties - intercompany	190
Transaction gain/loss	-

Total other expense	190

Other income
Royalties - intercompany	3,522
Affiliate Income	-
Dividends	-
Sale of assets	-
Miscellaneous	-

Total other income	3,522

Net other expense	(3,332)

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	4,699

Chapter 11 reorganization expenses	-

Income taxes (benefit)	1,645

Income (loss) before extraordinary item	3,054

Extraordinary item - net of taxes	-

Net income (loss)	$3,054

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		May 1, 2005 to May 31, 2005

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$53	Senior Credit Facility	$-
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	-	Long-term debt classified as current	-
Accounts receivable - intercompany	33,268	Accrued interest payable	-
Total inventories	8,331	Accounts payable - trade	640
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	41,652	Other payables and accrued liabilities	9,565
		Deferred income taxes	-
		Pension and other liabilities	-

Total investments & other assets	9,447	Total liabilities not subject to compromise	10,205

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	11,477	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	1,438
		Other payables and accrued liabilities	-
		Pension and other liabilities	3,445

		Total liabilities subject to compromise	4,883

		Total Liabilities	15,088

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	1
		Capital Surplus / Treasury Stock	70,559
		Retained earnings (deficit)	(23,072)
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	47,488

TOTAL ASSETS	$62,576	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$62,576

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		May 1, 2005 to May 31, 2005

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$3,054
Non-cash items
Depreciation and amortization expense	113
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	(5,050)
Decrease / (increase) -- inventories	(1,070)
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase / (decrease) -- accounts payable (trade)	261
Increase / (decrease) -- accounts payable (intercompany)	-
Increase / (decrease) -- accrued liabilities	2,571
Increase / (decrease) -- accrued interest payable	-
Increase / (decrease) -- pension and other liabilities	-
Increase / (decrease) -- deferred federal income tax	-

Total Cash Flows from Operations	$(121)

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Transfers	-
Net proceeds from sale of assets	-

Total Cash Flows from Investing	$-

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Increase / (decrease) -- Senior Notes	-

Total Cash Flows from Financing	$-

Beginning Cash Balance	$174
Change in Cash	(121)

Ending Cash Balance	$53

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		May 1, 2005 to May 31, 2005

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld

	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred

Federal

Payroll taxes withheld
Employer payroll tax contributions incurred

Total Federal Taxes (1)	$-	-

State and Local

Payroll taxes withheld	$-
Employer payroll tax contributions incurred
Nevada

Gross taxable sales	39,347
Sales & Use taxes collected	3,021
Maine		3,021	5/12/05
Property taxes
Other taxes

Total State and Local (1)	3,021	3,021

Total Taxes	$3,021	$3,021

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		May 1, 2005 to May 31, 2005

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$-
Monthly Profit (Loss):	$-

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	J.P. Stevens & Co., Inc.
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	June 30, 2005

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		May 1, 2005 to May 31, 2005

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$-

Cost of sales	-

Gross profit	-

Selling and administrative expenses
Selling expense	-
Warehousing and shipping	-
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	-

Total selling and administrative expense	-

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	-

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	-

Net interest expense	-

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	-

Total other income	-

Net other expense	-

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	-

Chapter 11 reorganization expenses	-

Income taxes (benefit)	-

Income (loss) before extraordinary item	-

Extraordinary item - net of taxes	-

Net income (loss)	$-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		May 1, 2005 to May 31, 2005

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ -	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	-	Long-term debt classified as current	-
Accounts receivable - intercompany	110,749	Accrued interest payable	-
Total inventories	-	Accounts payable - trade	-
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	110,749	Other payables and accrued liabilities	-
		Deferred income taxes	-
		Pension and other liabilities	-

Total investments & other assets	2,697	Total liabilities not subject to compromise	-

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	-	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	-
		Other payables and accrued liabilities	-
		Pension and other liabilities	-

		Total liabilities subject to compromise	-

		Total Liabilities	-

SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	10,503
		Common stock	-
		Capital Surplus / Treasury Stock	-
		Retained earnings (deficit)	102,943
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	113,446

TOTAL ASSETS	$ 113,446	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 113,446

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		May 1, 2005 to May 31, 2005

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$-
Non-cash items
Depreciation and amortization expense	-
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	-
Decrease / (increase) -- inventories	-
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	-
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	-
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-

Total Cash Flows from Operations	-

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-

Total Cash Flows from Investing	-

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Increase / (decrease) -- Senior Notes	-

Total Cash Flows from Financing	-

Beginning Cash Balance	-
Change in Cash	-

Ending Cash Balance	$-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		May 1, 2005 to May 31, 2005

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld

N/A -- No taxes paid

	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred	$-

Federal

Payroll taxes withheld	-
Employer payroll tax contributions incurred	-

Total Federal Taxes	-

State and Local

Payroll taxes withheld	-
Employer payroll tax contributions incurred	-
Gross taxable sales	-
Sales & Use taxes collected	-
Property taxes	-
Other taxes	-

Total State and Local	-

Total Taxes	$-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		May 1, 2005 to May 31, 2005

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	3993 Howard Hughes Parkway, Suite 250, Las Vegas NV 89109
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$1,776
Monthly Profit (Loss):	$288,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	J.P. Stevens Enterprises, Inc.
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	June 30, 2005

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		May 1, 2005 to May 31, 2005

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$-

Cost of sales	-

Gross profit	-

Selling and administrative expenses
Selling expense	2
Warehousing and shipping	-
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	-

Total selling and administrative expense	2

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	(2)

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	90

Net interest expense	(90)

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-

Total other expense	-

Other income
Royalties - intercompany	200
Dividends	-
Sale of assets	-
Miscellaneous	-

Total other income	200

Net other expense	(200)

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	288

Chapter 11 reorganization expenses	-

Income taxes (benefit)	-

Income (loss) before extraordinary item	288

Extraordinary item - net of taxes	-

Net income (loss)	$288

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		May 1, 2005 to May 31, 2005

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$30	Senior Credit Facility	$-
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers, net	-	Long-term debt classified as current	-
Accounts receivable - intercompany	18,133	Accrued interest payable	-
Total inventories	-	Accounts payable - trade	-
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	18,163	Other payables and accrued liabilities	198
		Deferred income taxes	-
		Pension and other liabilities	-

Total investments & other assets	-	Total liabilities not subject to compromise	198

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	-	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	-
		Other payables and accrued liabilities	-
		Pension and other liabilities	-

		Total liabilities subject to compromise	-

		Total Liabilities	198

SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	2
		Capital Surplus / Treasury Stock	-
		Retained earnings (deficit)	17,963
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	17,965

TOTAL ASSETS	$18,163	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$18,163

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		May 1, 2005 to May 31, 2005

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$288
Non-cash items
Depreciation and amortization expense	-
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	(280)
Decrease / (increase) -- inventories	-
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	-
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	-
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-

Total Cash Flows from Operations	8

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-

Total Cash Flows from Investing	-

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Increase / (decrease) -- Senior Notes	-

Total Cash Flows from Financing	-

Beginning Cash Balance	22
Change in Cash	8

Ending Cash Balance	$30

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		May 1, 2005 to May 31, 2005

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld

N/A -- No taxes paid

	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred

Federal

Payroll taxes withheld
Employer payroll tax contributions incurred

Total Federal Taxes (1)	-	-

State and Local

Payroll taxes withheld	$-	$-
Employer payroll tax contributions incurred
Nevada
Gross taxable sales
Sales & Use taxes collected
Property taxes
Other taxes

Total State and Local (1)	-	-

Total Taxes	$-	-

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		May 1, 2005 to May 31, 2005

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$3,325,792
Monthly Profit (Loss):	$(308,000)

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Stores Inc.
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	June 30, 2005

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		May 1, 2005 to May 31, 2005

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$5,990

Cost of sales	3,644

Gross profit	2,346

Selling and administrative expenses
Selling expense	1,669
Warehousing and shipping	211
Advertising	357
Division administrative expense	288
MIS expense	54
Corporate administrative expense	85

Total selling and administrative expense	2,664

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	(318)

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	154
Interest income	-
Interest income - intercompany	-

Net interest expense	154

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-

Total other expense	-

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	-

Total other income	-

Net other expense	-

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	(472)

Chapter 11 reorganization expenses	-

Income taxes (benefit)	(164)

Income (loss) before extraordinary item	(308)

Extraordinary item - net of taxes	-

Net income (loss)	$(308)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		May 1, 2005 to May 31, 2005

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$1,506	Senior Credit Facility	$-
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	113	Long-term debt classified as current	-
Accounts receivable - intercompany	1,372	Accrued interest payable	-
Total inventories	20,424	Accounts payable - trade	348
Prepaid & other current assets	1,100	Accounts payable - intercompany	-
Total current assets	24,515	Other payables and accrued liabilities	2,944
		Deferred income taxes	-
		Pension and other liabilities	-

Total investments & other assets	-	Total liabilities not subject to compromise	3,292

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	2,302	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	1,679
		Other payables and accrued liabilities	-
		Pension and other liabilities	-

		Total liabilities subject to compromise	1,679

		Total Liabilities	4,971

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	1
		Capital Surplus / Treasury Stock	15,955
		Retained earnings (deficit)	5,890
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	21,846

TOTAL ASSETS	$26,817	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$26,817

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		May 1, 2005 to May 31, 2005

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$(308)
Restructuring	-
Equity adjustments	-
Non-cash items
Depreciation and amortization expense	48
Changes in Assets and Liabilities
Decrease (increase) -- accounts receivable (customers)	(5)
Decrease (increase) -- accounts receivable (intercompany)	657
Decrease (increase) -- inventories	162
Decrease (increase) -- other current assets	(293)
Decrease (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	(165)
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	321
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-

Total Cash Flows from Operations	$417

Cash Flows from Investing
Decrease / (increase) -- short term investments
Capital expenditures	(57)
Transfers
Net proceeds from sale of assets

Total Cash Flows from Investing	$(57)

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement

Total Cash Flows from Financing	$-

Beginning Cash Balance	$1,146
Change in Cash	360

Ending Cash Balance	$1,506

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		May 1, 2005 to May 31, 2005

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld

	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred	$852,495

Federal

Payroll taxes withheld	146,922	76,178	5/4/05
		12,774	5/6/05
		20,686	5/11/05
Employer payroll tax contributions incurred	64,799	76,100	5/18/05
		22,208	5/25/05

Total Federal Taxes (1)	211,721	207,946

State and Local

Amount of payroll taxes withheld
Alabama SIT	3,227	3,248	5/13/05
California SIT	612	1,070	5/4/05
Connecticut SIT	299	294	5/12/05
Georgia SIT	13,249	13,151	5/25/05
Massachusetts SIT	797	802	5/13/05
Minnesota SIT	828	821	5/25/05
Michigan SIT	1,127	1,149	5/12/05
New York SIT	1,217	1,927	5/25/05
North Carolina SIT	1,872	1,910	5/25/05
Oregon SIT	942	929	5/25/05
Pennsylvania SIT	580	567	5/18/05
South Carolina SIT	659	674	5/25/05
Utah SIT	780	790	5/12/05
Virginia SIT	782	789	5/12/05
Lancaster PA	140	-

Total Payroll taxes	27,111	28,121
Amount of employer payroll tax contributions incurred
Alabama SUTA	671	-
California SUTA	817	-
Connecticut SUTA	626	-
Florida SUTA	1,374	-
Georgia SUTA	2,047	-
Massachusetts SUTA	315	-
Minnesota SUTA	661	-
Michigan SUTA	270	-
New York SUTA	892	-
North Carolina SUTA	604	-
Oregon SUTA	331	-
Pennsylvania SUTA	294	-
South Carolina SUTA	28	-
Tennessee SUTA	249	-
Texas SUTA	525	-
Utah SUTA	50	-
Virginia SUTA	336	-

Total Employer payroll tax contributions	10,090

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		May 1, 2005 to May 31, 2005

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld

	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

(continued)
Gross taxable sales	6,301,201
Sales & Use taxes collected	450,867
Alabama - City of Foley		6,133	5/20/05
Alabama Sales		33,628	5/20/05
Alabama Use		56	5/20/05
Alatax (Bessemer, Boaz, Valley, Chambers Co., Marshall Co)		10,504	5/19/05
Baldwin County Alabama		7,780	5/19/05
California		31,291	5/24/05
Connecticut		7,845	5/31/05
Florida		65,077	5/20/05
Georgia		76,820	5/20/05
Massachusetts		8,988	5/20/05
Michigan		18,947	5/19/05
Minnesota		11,226	5/20/05
New York		28,410	5/25/05
North Carolina		14,386	5/10/05
North Carolina		5,431	5/25/05
Pennsylvania		7,429	5/20/05
South Carolina		3,839	5/20/05
Tennessee (P.Forge, Lebanon, Interstate Sales)		25,438	5/20/05
Texas		56,373	5/20/05
Utah		12,282	5/31/05
Virginia Interstate Sales		125	5/19/05
Virginia Williamsburg		18,859	5/20/05

Total Sales & Use taxes paid		450,867
Property taxes
Other taxes		8,883

Total State and Local (1)	488,068	487,871

Total Taxes	$699,789	$695,817

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Tracy Culpepper

Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager